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                                                                    EXHIBIT 23.2





INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Tab Products Co. on Form S-8 of our report dated June 27, 1996 appearing in the Annual Report on Form 10-K of Tab Products Co. for the year ended May 31, 1996.


/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

San Jose, California
April 14, 1997






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